Reference Number: BXNS175771
U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS2 Trust
February 27, 2006

BEAR STEARNS
                                                                            BEAR STEARNS BANK PLC
                                                                         BLOCK 8, HARCOURT CENTRE
                                                                                    CHARLOTTE WAY
                                                                                DUBLIN 2, IRELAND
                                                                             Tel (353-1) 402 6200
                                                                             Fax (353-1) 402-6223

DATE:                            February 27, 2006

TO:                              U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS2
                                 Trust
ATTENTION:     RASC Series 2006-KS2
TELEPHONE:     651-495-3880         CC: Andrea Villanueva
FACSIMILE:     651-495-8090         FAX: 952-979-0867

FROM:                            Derivatives Documentation
TELEPHONE:     212-272-2711
FACSIMILE:     212-272-9857

SUBJECT:                         Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):  BXNS175771

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between
Bear  Stearns  Bank plc  ("BSB")  and U.S.  Bank  National  Association,  not in its  individual
capacity  but  solely  as  Trustee  for  the  benefit  of  RASC  Series   2006-KS2   Trust  (the
"Counterparty").  This Agreement,  which evidences a complete and binding  agreement between you
and  us  to  enter  into  the   Transaction  on  the  terms  set  forth  below,   constitutes  a
"Confirmation"  as referred to in the ISDA Form Master Agreement (as defined below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.    This  Agreement  is  subject  to  and   incorporates   the  2000  ISDA   Definitions  (the
"Definitions"),  as published  by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA").  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA  Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA Form  Master
Agreement")  but,  rather,  an ISDA Form Master  Agreement shall be deemed to have been executed by you and us on the date we entered  into the  Transaction.  In the event of any  inconsistency between  the  provisions  of  this  Agreement  and  the  Definitions  or the  ISDA  Form  Master
Agreement,  this  Agreement  shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions  shall have the meanings  assigned  to them in the  Pooling  and  Servicing  Agreement,  dated as of February 1,
2006,  among  Residential  Asset  Securities  Corporation,  as  depositor,  Residential  Funding
Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee (the "Pooling and Servicing  Agreement").  Each reference to a "Section" or to a "Section" "of this Agreement"
will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

2.    The terms of the  particular  Transaction  to which  this  Confirmation  relates  are as follows:

      Notional Amount:              With  respect  to any  Calculation  Period,  the  amount set forth for such  Calculation  Period in  Schedule  I attached hereto.

      Trade Date:                   February 10, 2006

      Effective Date:               February 27, 2006

      Termination Date:             November 25, 2009,  subject to  adjustment  in  accordance with the Business Day Convention.

      FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing  March 25, 2006 and ending on the  Termination  Date,  subject to adjustment in accordance with the Business Day Convention.

           Fixed Rate Payer
           Payment Date:            Early  Payment  shall be  applicable.  The Fixed  Rate Payer
                                    Payment  Date  shall  be two  Business  Days  prior  to each
                                    Fixed Rate Payer Period End Date.

           Fixed Rate:              4.97800%

           Fixed Rate Day
           Count Fraction:          30/360

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSB

           Floating Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing March 25, 2006, and ending on the  Termination  Date,  subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer
                                    Payment  Date  shall  be two  Business  Days  prior  to each
                                    Floating Rate Payer Period End Date.

           Floating Rate for initial
           Calculation Period:      To be determined.

           Floating Rate Option:    USD-LIBOR-BBA

           Designated Maturity:     One month

           Spread:                  None

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

      Business Day Convention:      Modified Following

3.  Additional Provisions:          Each party hereto is hereby  advised and  acknowledges  that the other party has engaged in (or  refrained  from engaging
                                    in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the  parties  into the  Transaction  being entered  into on the terms and  conditions  set forth herein and in the  ISDA  Form  Master  Agreement  relating  to such
                                    Transaction,   as  applicable,  and,  in  the  case  of  the
                                    Counterparty,  it has been  directed  under the  Pooling and
                                    Servicing Agreement to enter into this Transaction.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) [Intentionally omitted]

2) The  parties  agree  that  subparagraph  (ii) of  Section  2(c) of the  ISDA  Form  Master
Agreement will apply to any Transaction.

                                    3)  Termination  Provisions.  For  purposes  of the  ISDA
Form Master Agreement:

(a)     "Specified Entity" is not applicable to BSB or Counterparty for any purpose.

(b)     "Specified  Transaction"  is not  applicable to BSB or  Counterparty  for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSB or Counterparty.

(c)     The  "Cross  Default"  provisions  of  Section  5(a)(vi)  shall  not  apply  to BSB or
Counterparty.

(d)     The "Credit Event Upon Merger"  provisions  of Section  5(b)(iv) will not apply to BSB or Counterparty.

(e)     With respect to Counterparty,  the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

(f)     The "Automatic Early  Termination"  provision of Section 6(a) will not apply to BSB or to Counterparty.

(g)       Payments  on Early  Termination.  For the  purpose of Section  6(e) of the ISDA Form
Master Agreement:

        (i)  Market Quotation will apply.

        (ii) The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

(i)     The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to BSB or Counterparty.

(j)     The provisions of Sections 5(a)(iii) shall not apply to Counterparty.

(k)     Tax Event.  The  provisions of Section  2(d)(i)(4)  and 2(d)(ii) of the ISDA Form Master
Agreement  shall not apply to  Counterparty  and  Counterparty  shall not be required to pay any additional amounts referred to therein.

4) Tax Representations.

(a) Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master  Agreement, each of BSFP and the Counterparty will make the following representations:

        It is not required by any applicable  law, as modified by the practice of any relevant governmental revenue authority,  of any Relevant Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than interest under
        Section 2(e),  6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

           (i)        the accuracy of any representations  made by the other party pursuant to
           Section 3(f) of the ISDA Form Master Agreement;

           (ii)       the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or
           4(a)(iii) of the ISDA Form Master  Agreement and the accuracy and  effectiveness of any  document  provided  by  the  other  party  pursuant  to  Sections  4(a)(i)  or
           4(a)(iii) of the ISDA Form Master Agreement; and

           (iii) the  satisfaction  of the  agreement of the other party  contained in Section
           4(d) of the ISDA Form Master  Agreement,  provided that it shall not be a breach of this  representation  where  reliance  is placed on clause (ii) and the other party does not deliver a form or document  under Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  Payee  Representations.  For  the  purpose  of  Section  3(f)  of the  ISDA  Form  Master
Agreement, each of BSFP and the Counterparty make the following representations:

i)  The following representations will apply to BSB:

        BSB is a bank created or organized under the laws of Ireland.

        Each payment  received or to be received by BSB in connection with this Agreement will not be treated as  effectively  connected  with the  conduct of a trade or business in the United States of America by BSB.

        BSB is (A) a  "non-U.S.  branch  of a  foreign  person"  as that  term is used in U.S.
        Treasury   Regulation  Section   1.1441-4(a)(3)(ii)   (or  any  applicable   successor
        provision)  and  (B) a  "foreign  person"  as that  term  is  used  in  U.S.  Treasury
        Regulation Section 1.6041-4(a)(4) (or any applicable successor provision).

        BSB is treated as a corporation for U.S. federal tax purposes.

        BSB is a resident of Ireland within the meaning of the "Specified  Treaty" (as defined below);  BSB is  fully  eligible  for  the  benefits  of  the  "Business  Profits"  or
        "Industrial  and  Commercial  Profits"  provision,  as the case may be, the "Interest"
        provision  or the "Other  Income"  provision  (if any) of the  Specified  Treaty  with respect to any payment  described in such provisions and received or to be received by it in  connection  with  this  Agreement  and no  such  payment  will  be  treated  as
        attributable   to  a  trade  or  business   carried  on  by  it  through  a  permanent
        establishment in the United States of America.

        "Specified  Treaty"  means the  income tax  convention  between  the United  States of
        America and Ireland.

(ii)  The following representations will apply to Counterparty:

        U.S.  Bank  National  Association  is the  Trustee  under the  Pooling  and  Servicing
    Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a) (iii):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/               DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                  BE DELIVERED
BSB and                        Any document  required       Promptly   after  the   earlier   of  (i)
The Counterparty               or          reasonably       reasonable  demand  by  either  party  or
                               requested   to   allow       (ii)  learning that such form or document
                               the  other   party  to       is required
                               make  payments   under
                               this         Agreement
                               without any  deduction
                               or withholding  for or
                               on the  account of any
                               Tax   or   with   such
                               deduction           or
                               withholding    at    a
                               reduced rate

(2) Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO         COVERED BY SECTION 3(D)
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED             REPRESENTATION
BSB and              Any documents required    Upon the execution and   Yes
The Counterparty     by the receiving party    delivery of this
                     to evidence the           Agreement and such
                     authority of the          Confirmation
                     delivering party or its
                     Credit Support Provider,
                     if any, for it to
                     execute and deliver this
                     Agreement, any
                     Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party or its
                     Credit Support Provider
                     to perform its
                     obligations under this
                     Agreement, such
                     Confirmation and/or
                     Credit Support Document,
                     as the case may be
BSB and the          A certificate of an       Upon the execution and   Yes
Counterparty         authorized officer of     delivery of this
                     the party, as to the      Agreement and such
                     incumbency and            Confirmation
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement.

BSB                  Legal opinion(s) with     Upon the execution and   No
                     respect to such party     delivery of this
                     and its Credit Support    Agreement and any
                     Provider, if any, for     Confirmation
                     it, reasonably
                     satisfactory in form
                     and substance to the
                     other party relating to
                     the enforceability of
                     the party's obligations
                     under this Agreement.

BSB                  A copy of the most        Promptly after request   Yes
                     recent annual report of   by the other party
                     such party (only if
                     available) and its
                     Credit Support
                     Provider, if any,
                     containing in all cases
                     audited consolidated
                     financial statements
                     for each fiscal year
                     certified by
                     independent certified
                     public accountants and
                     prepared in accordance
                     with generally accepted
                     accounting principles
                     in the United States or
                     in the country in which
                     such party is organized

The Counterparty     Each other report or      Promptly upon request    Yes
                     other document required   by BSB, or with
                     to be delivered by or     respect to any
                     to the Counterparty       particular type of
                     under the terms of the    report or other
                     Pooling and Servicing     document as to which
                     Agreement, other than     BSB has previously
                     those required to be      made request to
                     delivered directly by     receive all reports or
                     the Trustee to BSB        documents of that
                     thereunder                type, promptly upon
                                               delivery or receipt
                                               of  such report or
                                               document by the Issuer
                                               Counterparty
BSB                  Any document required     As provided for in       Yes
                     to be delivered           paragraph 4(14)
                     pursuant paragraph
                     4(14) of this Agreement

6)  Miscellaneous. Miscellaneous

(a)     Address for Notices:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to BSB:

               Address:      One Metrotech Center North, Brooklyn, NY 11201
               Attention:    Derivatives Operation - 7th Floor
               Facsimile:    (212) 272-1634

               with a copy to:

               Address:      Block 8, Harcourt Centre, Charlotte Way, Dublin 2, Ireland
               Attention:    President
               Facsimile:    (3531) 402-6223

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:       RASC Series 2006-KS2 Trust
                              c/o U.S. Bank National Association
                              60 Livingston Avenue
                              EP-MN-WS3D
                              St. Paul, MN 55107
               Facsimile:     1-651-495-8090
               Telephone:     1-651-495-3880

               with a copy to:

               Address:       Residential Funding Corporation
                              8400 Normandale Lake Blvd., Suite 600
                              Minneapolis, MN 55437
               Attention:     Andrea Villanueva
               Facsimile No.: 952-979-0867
                        Telephone:  952-857-6168

               (For all purposes)

(b)     Process Agent.  For the purpose of Section 13(c):

        BSB appoints as its
        Process Agent:              Not Applicable

        The Counterparty appoints as its
        Process Agent:       Not Applicable

(c)     Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither
        BSB nor the  Counterparty  have any  Offices  other  than as set forth in the  Notices
        Section and BSB agrees  that,  for  purposes  of Section  6(b) of the ISDA Form Master
        Agreement, it shall not in future have any Office other than one in the United States.

(d)     Multibranch  Party.  For  the  purpose  of  Section 10(c)  of  the  ISDA  Form  Master
        Agreement:

        BSB is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e)     Calculation Agent.  The Calculation Agent is BSB.

(f)     Credit Support Document.

        BSB:   The Guaranty  dated as of January 19, 2006, by The Bear Stearns  Companies Inc.
               (the "Guarantor"), in favor of the Counterparty.

        The Counterparty:  Not applicable.

(g)     Credit Support Provider.

        BSB:  The Bear Stearns Companies Inc.

        The Counterparty:  Not Applicable

(h)     Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the
        State of New York shall  govern their  rights and duties in whole,  without  regard to the conflict of law provision  thereof,  other than New York General  Obligations  Law
        Sections 5-1401 and 5-1402.

 (i)    Non-Petition.  BSB hereby  irrevocably  and  unconditionally  agrees  that it will not institute against,  or join any other person in instituting against or cause any other person  to  institute  against  RASC  Series  2006-KS2  Trust,  Mortgage  Asset-Backed
        Pass-Through  Certificates,  Series  2006-KS2,  or the  Counterparty  any  bankruptcy, reorganization,  arrangement,  insolvency, or similar proceeding under the laws of the
        United  States,  or any other  jurisdiction  for the  non-payment  of any  amount  due hereunder  or any other  reason  until the  payment  in full of the  Certificates  (as defined in the Pooling and Servicing  Agreement) and the expiration of a period of one year plus ten days (or, if longer,  the applicable  preference  period) following such payment.

(j)     Severability. If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable (in whole or in part) for any reason,  the remaining terms,  provisions, covenants,  and  conditions  hereof shall continue in full force and effect as if this
        Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions of the parties as to the subject matter of this Agreement and the  deletion of such  portion of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

        The  parties  shall  endeavor  to engage in good faith  negotiations  to  replace  any invalid or  unenforceable  term,  provision,  covenant  or  condition  with a valid or enforceable  term,  provision,  covenant or  condition,  the economic  effect of which comes as close as possible to that of the invalid or  unenforceable  term,  provision, covenant or condition.

(k)     Consent to Recording.  Each party hereto  consents to the monitoring or recording,  at any time  and from  time to time,  by the  other  party of any and all  communications between  officers or  employees  of the  parties,  waives any  further  notice of such monitoring  or  recording,  and agrees to notify its  officers  and  employees of such monitoring or recording.

(l)     Waiver of Jury Trial.Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement or any Credit Support Document.

(m)     Set-Off.  Notwithstanding  any  provision of this  Agreement or any other  existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or performance of any  obligation  between it and the other  party  hereunder  against  any  obligation between it and the other party under any other  agreements.  The  provisions for Set-off set  forth in  Section  6(e) of the ISDA  Form  Master  Agreement  shall  not  apply for purposes of this Transaction.

(n)     This Agreement may be executed in several counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)     Trustee Liability  Limitations.  It is expressly  understood and agreed by the parties hereto that (a) this  Agreement  is  executed  and  delivered  by U.S.  Bank  National
        Association,   not   individually   or  personally   but  solely  as  Trustee  of  the
        Counterparty,  in the exercise of the powers and authority  conferred and vested in it and that U.S.  Bank  National  Association  shall  perform its duties and  obligations hereunder  in  accordance  with the  standard of care set forth in Article VIII of the
        Pooling and Servicing  Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of the  Counterparty  is made and  intended not as
        personal   representations,   undertakings   and  agreements  by  U.S.  Bank  National
        Association   but  is  made  and   intended  for  the  purpose  of  binding  only  the
        Counterparty,  (c)  nothing  herein  contained  shall be  construed  as  creating  any liability on U.S. Bank National  Association,  individually or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by, through or under the parties  hereto;  provided that nothing in this  paragraph  shall relieve U.S. Bank National  Association  from  performing  its duties and  obligations hereunder  and under the  Pooling  and  Servicing  Agreement  in  accordance  with the standard of care set forth  therein,  and (d) under no  circumstances  shall U.S. Bank
        National  Association  be  personally  liable for the payment of any  indebtedness  or expenses  of  the  Counterparty  or be  liable  for  the  breach  or  failure  of  any
        obligation,   representation,   warranty  or  covenant   made  or  undertaken  by  the
        Counterparty  under this  Agreement or any other  related  documents;  provided,  that
        nothing  in  this  paragraph  shall  relieve  U.S.  Bank  National   Association  from
        performing  its duties and  obligations  hereunder and under the Pooling and Servicing
        Agreement in accordance with the standard of care set forth herein and therein.

(p)       BSB  hereby  agrees that,  notwithstanding  any  provision of this  agreement to the contrary,  Counterparty's  obligations  to pay any amounts owing under this  Agreement shall be subject to Section  4.02(c) of the Pooling and Servicing  Agreement and BSB's
        right to receive  payment of such amounts  shall be subject to Section  4.02(c) of the
        Pooling and Servicing Agreement.

7) "Affiliate".  BSB and Counterparty  shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)      Section 3 of the ISDA Form  Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

        "(g)   Relationship Between Parties.

                      Each  party  represents  to the  other  party on each  date when it enters into a Transaction that:--

               (1) Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal, regulatory,  tax, business,  investment,  financial and accounting  advisors to the  extent  it has  deemed  necessary,  and it has  made  its own  investment, hedging and trading  decisions based upon its own judgement and upon any advice from such advisors as it has deemed  necessary and not upon any view  expressed by the other party.

               (2) Evaluation and Understanding.

               (i)  It has  the  capacity  to  evaluate  (internally  or  through  independent professional  advice) the  Transaction  and has made its own  decision to enter into  the  Transaction  and,  in the  case  of the  Counterparty,  it has  been
               directed  by  the  Pooling  and   Servicing   Agreement   to  enter  into  this
               Transaction; and

               (ii) It understands  the terms,  conditions and risks of the Transaction and is willing  and able to accept  those  terms and  conditions  and to assume  those risks, financially and otherwise.

               (3) Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments,  hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of  Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.

               (5) Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined in Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)
               promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is  defined in  Section  1(a)12 of the  Commodity  Exchange  Act,  as
               amended."

9) The ISDA Form Master Agreement is hereby amended as follows;

        (a) The word "third" shall be replaced by the word "second" in the third line of
        Section 5(a)(i) of the ISDA Form Master Agreement.

10)  Transfer,   Amendment  and  Assignment.  No  transfer,   amendment,  waiver,  supplement,
assignment  or other  modification  of this  Transaction  shall be  permitted  by either party
(other than a change of  Counterparty  in  connection  with a change of Trustee in  accordance with the Pooling and  Servicing  Agreement)  unless each of Moody's  Investors  Service,  Inc.
("Moody's")  and Standard and Poor's,  a Division of the McGraw Hill Companies  Inc.  ("S&P"),
has  been  provided  notice  of the same and  confirms  in  writing  (including  by  facsimile transmission)  within  five  Business  Days  after  such  notice  is  given  that it will  not downgrade,  qualify,  withdraw or otherwise modify its then-current  rating of the RASC Series
2006-KS2  Trust,  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-KS2  (the
"Certificates").

11) Additional Termination Events.  The following Additional Termination Events will apply:

(i) If a Rating  Agency  Downgrade  has  occurred  and BSB has not  complied  with  Section 12 below within the time  specified  therein,  then an  Additional  Termination  Event shall have occurred  with  respect to BSB and BSB shall be the sole  Affected  Party with respect to such an Additional Termination Event.

(ii) If the  Trustee  is unable to pay the  Certificates  or fails or  admits in  writing  its inability to pay the  Certificates  as they become due, then an Additional  Termination  Event shall have occurred with respect to Counterparty and  Counterparty  shall be the sole Affected
Party with respect to such Additional Termination Event.

(iii)                If the  Trustee  has  received a notice  from the Master  Servicer or the
Holder of the Class SB  Certificates,  as applicable,  that either (1) the Master  Servicer or the  Holder  of  the  Class  SB  Certificates,  as  applicable,  anticipates  that  the  final distribution  will be made to  Certificate  holders as a result of the  exercise by the Master
Servicer or the Holder of the Class SB Certificates,  as applicable,  of its right to purchase the  Mortgage  Loans or on  which  (2) the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,  as applicable,  anticipates that the Certificates will be purchased as a result of the  exercise  by the  Master  Servicer  or the  Holder  of the Class SB  Certificates,  as
applicable,  to purchase the  outstanding  Certificates,  in accordance with Article IX of the
Pooling and  Servicing  Agreement,  then such event shall be an Additional  Termination  Event for  which  Counterparty  shall be the  sole  Affected  Party  and all  Transactions  shall be
Affected Transactions.

(iv)               Any other  event has occurs that could lead to any  irrevocable  redemption of all of the  Certificates or liquidation of the Mortgage  Loans,  any such event shall be an
Additional  Termination Event for which  Counterparty shall be the sole Affected Party and all
Transactions shall be Affected Transactions.

(v)        If the Pooling and Servicing Agreement is amended in a manner which could have a material adverse affect on Bear Stearns without first obtaining the prior written consent of
Bear Stearns, such event shall be an Additional Termination Event for which Counterparty shall be the sole Affected Party and all Transactions shall be Affected Transactions.

12) Rating Agency  Downgrade.   In the event that The Bear Stearns  Companies  Inc.'s  ("BSC")
short-term  unsecured  and  unsubordinated  debt  rating is reduced  below "A-1" by S&P or its long-term  unsecured  and  unsubordinated  debt rating is withdrawn  or reduced  below "A1" by
Moody's (and together with S&P, the "Rating Agencies",  and such rating thresholds,  "Approved
Rating  Thresholds"),  then  within 30 days after such rating  withdrawal  or  downgrade,  BSB shall,  subject to the Rating Agency  Condition and at its own cost,  either (i) cause another entity to replace BSB as party to this  Agreement  that meets or exceeds the  Approved  Rating
Thresholds on terms substantially  similar to this Agreement,  (ii) obtain a guaranty of, or a contingent  agreement of another person with the Approved Rating  Thresholds,  to honor, BSB's
obligations   under  this  Agreement,   or  (iii)  post  collateral  upon  such  terms  as  is
satisfactory  to the Rating  Agencies.  Notwithstanding  the previous  sentence,  in the event that BSC's short-term  unsecured and unsubordinated  debt rating is withdrawn or reduced below
"A-3" by S&P or its  long-term  unsecured  and  unsubordinated  debt  rating is  withdrawn  or reduced  below  "BBB-" by S&P,  then within 10  Business  Days of such  rating  withdrawal  or downgrade, BSB  shall,  subject to the Rating Agency Condition and at its own cost, either (i)
cause  another  entity to replace  BSB as party to this  Agreement  that meets or exceeds  the
Approved Rating Thresholds on terms  substantially  similar to this Agreement or (ii) obtain a
guaranty  of,  or  a  contingent   agreement  of  another  person  with  the  Approved  Rating
Thresholds,  to  honor,  BSB's  obligations  under  this  Agreement.   For  purposes  of  this
provision,  "Rating Agency Condition"  means,  with respect to any particular  proposed act or omission  to act  hereunder  that the party  acting or failing to act must  consult  with each of the Rating  Agencies then providing a rating of the  Certificates  and receive from each of the Rating  Agencies a prior written  confirmation  that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

13) Compliance with Regulation AB

        (a)    BSB agrees and acknowledges that Residential  Funding  Corporation  ("RFC") and
Residential Asset Securities  Corporation  ("RASC") are required under Regulation AB under the
Securities  Act of 1933 and the  Securities  Exchange  Act of 1934,  as  amended  ("Regulation
AB"), to disclose  certain  financial  information  regarding BSB and BS&Co.  depending on the applicable  "significance  percentage" of this  Agreement,  as calculated from time to time in accordance with Item 1115 of Regulation AB.

        (b)    BSB  shall  provide  to  RFC  or  RASC  the  applicable  financial  information described  under  Item  1115 of  Regulation  AB (the  "Reg AB  Information")  within  ten (10)
business  days of a request  by RFC or RASC (the  "Response  Period"),  so long as RFC or RASC has  determined,  in good faith,  that such  information  is  required  under  Regulation  AB;
provided,  however that if BSB in good faith  determines  that it is unable to provide the Reg
AB Information,  then,  subject to the Rating Agency  Condition,  (i) BSB shall cause a Reg AB
Approved  Entity  (as  defined  below)  to  replace  BSB as party to this  Agreement  on terms similar to this Agreement  prior to the expiration of the Response  Period,  and (ii) such Reg
AB  Approved  Entity  shall  provide the Reg AB  Information  prior to the  expiration  of the
Response  Period.  "Reg AB  Approved  Entity"  means any  entity  that (i) has the  ability to provide the Reg AB Information  and (ii) meets or exceeds the Approved Rating  Thresholds.  If
RFC or RASC request the Reg AB  Information  from BSB, then the  Counterparty  shall cause RFC or RASC to provide  BSB with a written  explanation  of how the  significance  percentage  was calculated.

        (c)    BSB (or, if applicable,  the Reg AB Approved  Entity) shall  indemnify and hold harmless the RFC,  RASC,  their  respective  directors or officers and any person  controlling the RFC or RASC, from and against any and all losses,  claims,  damages and liabilities caused by any untrue  statement  or alleged  untrue  statement  of a material  fact  contained in any information  that BSB or such Reg AB Approved Entity,  as applicable,  provides to RFC or RASC pursuant  to this  Paragraph  4(14)  (the "BSB  Information")  or caused  by any  omission  or alleged  omission  to state in the BSB  Information  a  material  fact  required  to be stated
therein or necessary  to make the  statements  therein,  in light of the  circumstances  under which they were made, not misleading.

14) Account Details and
      Settlement Information:                      PAYMENTS TO BSB:

                                          Citibank, N.A., New York
                                          ABA Number: 021-0000-89, for the account of
                                          Bear, Stearns Securities Corp.
                                          Account Number: 0925-3186, for further credit to
                                          Bear Stearns Financial Products Inc.
                                          Sub-account Number: 102-04654-1-3
                                          Attention: Derivatives Department

                                          PAYMENTS TO COUNTERPARTY:
                                          U.S. Bank National Association
                                          ABA Number: 091000022
                                          Account Number: [please provide]
                                          Reference: RASC 2006-KS2
                                          OBI: Attention: Josh Wilkening
                                          Ref. Acct. No.:  [please provide]

Counterparty  hereby  agrees  to check  this  Confirmation  and to  confirm  that the  foregoing correctly  sets forth the terms of the  Transaction  by signing in the space  provided below and returning to BSB a facsimile of the fully-executed  Confirmation to 212-272-9857.  For inquiries regarding  U.S.  Transactions,  please  contact SUSAN DONLON by telephone at  212-272-2364.  For all other inquiries please contact  DERIVATIVES  DOCUMENTATION  by telephone at  353-1-402-6233.
Originals will be provided for your execution upon your request.

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS BANK PLC.

By:
    Name:
    Title:

AGREED AND ACCEPTED AS OF THE TRADE DATE
U.S. BANK NATIONAL ASSOCIATION, as trustee for the benefit of RASC Series 2006-KS2 Trust,
Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS2

By:
    Name:
    Title:

                                           SCHEDULE I

      (all such dates subject to adjustment in accordance with the Business Day Convention)

       FROM AND INCLUDING                   TO BUT EXCLUDING                  NOTIONAL AMOUNT
                                                                                   (USD)
         Effective Date                      March 25, 2006                 USD 977,500,000.00
         March 25, 2006                      April 25, 2006                 USD 968,602,193.08
         April 25, 2006                       May 25, 2006                  USD 956,822,382.33
          May 25, 2006                       June 25, 2006                  USD 941,634,798.62
          June 25, 2006                      July 25, 2006                  USD 923,042,355.18
          July 25, 2006                     August 25, 2006                 USD 901,080,224.16
         August 25, 2006                   September 25, 2006               USD 875,818,138.73
       September 25, 2006                   October 25, 2006                USD 847,364,200.54
        October 25, 2006                   November 25, 2006                USD 815,945,275.98
        November 25, 2006                  December 25, 2006                USD 782,122,663.86
        December 25, 2006                   January 25, 2007                USD 746,299,163.84
        January 25, 2007                   February 25, 2007                USD 710,108,437.35
        February 25, 2007                    March 25, 2007                 USD 675,636,122.32
         March 25, 2007                      April 25, 2007                 USD 642,793,549.58
         April 25, 2007                       May 25, 2007                  USD 611,510,004.45
          May 25, 2007                       June 25, 2007                  USD 581,710,906.23
          June 25, 2007                      July 25, 2007                  USD 553,325,230.13
          July 25, 2007                     August 25, 2007                 USD 526,276,138.23
         August 25, 2007                   September 25, 2007               USD 500,344,813.74
       September 25, 2007                   October 25, 2007                USD 475,653,709.63
        October 25, 2007                   November 25, 2007                USD 451,275,077.15
        November 25, 2007                  December 25, 2007                USD 418,869,415.56
        December 25, 2007                   January 25, 2008                USD 376,302,793.13
        January 25, 2008                   February 25, 2008                USD 338,287,405.23
        February 25, 2008                    March 25, 2008                 USD 304,279,880.49
         March 25, 2008                      April 25, 2008                 USD 274,191,913.19
         April 25, 2008                       May 25, 2008                  USD 251,394,479.80
          May 25, 2008                       June 25, 2008                  USD 236,442,747.26
          June 25, 2008                      July 25, 2008                  USD 222,336,502.62
          July 25, 2008                     August 25, 2008                 USD 209,026,455.35
         August 25, 2008                   September 25, 2008               USD 196,466,495.44
       September 25, 2008                   October 25, 2008                USD 184,613,235.93
        October 25, 2008                   November 25, 2008                USD 173,425,843.21
        November 25, 2008                  December 25, 2008                USD 173,425,843.21
        December 25, 2008                   January 25, 2009                USD 167,805,870.93
        January 25, 2009                   February 25, 2009                USD 158,828,201.58
        February 25, 2009                    March 25, 2009                 USD 150,352,699.11
         March 25, 2009                      April 25, 2009                 USD 142,349,141.98
         April 25, 2009                       May 25, 2009                  USD 134,790,449.57
          May 25, 2009                       June 25, 2009                  USD 127,651,125.92
          June 25, 2009                      July 25, 2009                  USD 120,907,165.96
          July 25, 2009                     August 25, 2009                 USD 114,535,974.38
         August 25, 2009                   September 25, 2009               USD 108,516,265.80
       September 25, 2009                   October 25, 2009                USD 102,786,155.81
        October 25, 2009                    Termination Date                 USD 97,151,238.70